SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 15, 1997

                            HOME STATE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                 0-22016           13-3429087
        (State or Other Jurisdiction    (Commission       (IRS Employer
               of Incorporation)        File Number)    Identification No.)

        Three South Revmont Drive, Shrewsbury, NJ          07702
        (Address of Principal Executive Offices)         (zip code)

Registrant's telephone number, including area code             (908) 935-2600

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          (Former Name or Former Address, if Changed Since Last Report

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

   16.1 Letter from Coopers & Lybrand, L.L.P. to the Securities and Exchange Commission dated July 25, 1997.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 29, 1997               HOME STATE HOLDINGS, INC.



                                   By: /s/ Eric A. Reehl
                                       ---------------------------------------
                                       Eric A. Reehl Executive Vice President